UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2023
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001921064

Benchmark 2022-B35 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

German American Capital Corporation

(Central Index Key Number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key Number: 0000835271)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-262701-01 (Commission File Number of the issuing entity)	38-4224551 38-4224552 38-7290312 (I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of the issuing entity)

21045

(Zip Code)

Telephone number, including area code:

(410) 884-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 8.01  Other Events.

The 200 West Jackson mortgage loan, an asset of Benchmark 2022-B35 Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of March 1, 2022 (the “Benchmark 2022-B33 PSA”), among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, which governs the issuance of the Benchmark 2022-B33 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B33. The Benchmark 2022-B33 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K with respect to the Issuing Entity, dated May 12, 2022 under Commission File No. 333-262701-01.

Effective as of May 2, 2023, Midland Loan Services, a Division of PNC Bank, National Association, has been removed as Special Servicer (as defined in the Benchmark 2022-B33 PSA) under the Benchmark 2022-B33 PSA, and K-Star Asset Management LLC has been appointed to act as the successor Special Servicer (as defined in the Benchmark 2022-B33 PSA) under the Benchmark 2022-B33 PSA. A copy of the related Special Servicer Acknowledgment and Assumption is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of May 1, 2022 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated May 12, 2022 under Commission File No. 333-262701-01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 20.1	Special Servicer Acknowledgment and Assumption, dated May 2, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2023	Citigroup Commercial Mortgage Securities Inc.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President